UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 22, 2011
Newpark Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-02960	72-1123385

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2700 Research Forest Drive, Suite 100 The Woodlands, Texas	77381

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 362-6800
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
On November 22, 2011, Newpark Resources, Inc. (the “Company”) entered into a Second Amended and Restated Credit Agreement (the “Credit Agreement”) with a syndicate of lenders including JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, Wells Fargo Bank, National Association, as Documentation Agent, and the several lenders from time to time parties thereto. The information set forth below with respect to the new Credit Agreement and the credit facility evidenced thereby under Item 2.03 of this Current Report on Form 8-K is hereby incorporated in this Item 1.01 by reference. Some of the lenders under the new credit facility and their affiliates have in the past provided, and may from time to time in the future, provide commercial banking, financial advisory, investment banking and other services to the Company.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
On November 22, 2011, the Company entered into the Credit Agreement with a syndicate of lenders including JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, Wells Fargo, National Association, as Documentation Agent, and the several lenders from time to time parties thereto (the “Credit Facility”). The Credit Facility provides for a $125 million revolving loan facility available for borrowings (including a sublimit for swingline loans) and letters of credit. Under certain circumstances, the Credit Facility may be increased during the term of the Credit Agreement by up to $75 million thereby increasing the aggregate amount of the Credit Facility up to a maximum of $200 million.
The Credit Facility matures on November 22, 2016. The Credit Facility is secured by liens on all material domestic assets (tangible and intangible) of the Company and certain domestic subsidiaries and 66% of the capital stock issued by its foreign subsidiaries. The Credit Facility is also guaranteed by certain of the Company’s domestic subsidiaries.
At the Company’s election, loans under the Credit Facility will bear interest at a variable rate equal to either (i) the greatest of (x) the prime rate, (y) the federal funds effective rate plus 1/2 of 1.00% or (z) the one-month Eurodollar Rate (as defined in the Credit Agreement) (the “Eurodollar Rate”) plus 1.00%, plus, in each case, an applicable margin (“ABR Loans”) or (ii) the Eurodollar Rate for one, two, three or six months as selected by the Company from time to time, plus an applicable margin (“Eurodollar Loans”). The applicable margin for ABR Loans under the Credit Facility will initially be 1.00% and is adjustable on a sliding scale from 0.75% to 2.00% based on a consolidated leverage ratio. The applicable margin for Eurodollar Loans will initially be 2.00% and is adjustable on a sliding scale from 1.75% to 3.00% based on such consolidated leverage ratio.
The Credit Facility contains customary financial and operating covenants, including, among others, covenants relating to consolidated leverage ratio, senior secured leverage ratio and interest coverage ratio. The Credit Agreement also contains limitations on liens, investments, the incurrence of additional indebtedness and guarantees, mergers, dispositions of assets, acquisitions, the entry into swap agreements, sales and leasebacks, and transactions with affiliates. The Credit Agreement also restricts certain payments, including dividends by the Company on its common stock, and prohibits certain agreements restricting the ability of the Company’s subsidiaries to make certain payments and distributions to the Company. The Credit Agreement contains customary events of default, including among others, nonpayment of principal and interest; material inaccuracy of representations; failure to maintain compliance with the financial and other covenants contained in the Credit Agreement; default in the payment of certain of the other indebtedness of the Company and its subsidiaries; the existence of bankruptcy or insolvency proceedings; insolvency; the existence of certain material judgments; failure to maintain compliance with certain obligations under ERISA; the invalidity of the loan documents; and a change of control.
The foregoing description of the Credit Facility is qualified in its entirety by reference to the full text of the Credit Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 2.03 by reference.

Item 3.03 Material Modification to Rights of Security Holders
The disclosure under Item 2.03 of this Current Report on Form 8-K relating to the restriction on dividends on the Company’s common stock contained in the Credit Agreement is also responsive to this Item 3.03 and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
On November 29, 2011, the Company issued a press release announcing that it has entered into the Credit Agreement. A copy of the press release is being furnished and is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
The information referenced under Item 7.01 (including Exhibit 99.1 referenced in Item 9.01 below) of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information referenced under Item 7.01 (including Exhibit 99.1 referenced in Item 9.01 below) of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement, report or other document filed by Newpark pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1
Second Amended and Restated Credit Agreement dated November 22, 2011 by and among Newpark Resources, Inc., JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, Wells Fargo, National Association, as Documentation Agent, and lenders who are parties thereto.

99.1	Press Release issued by Newpark Resources, Inc. on November 29, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.
Date: November 29, 2011	By:	/s/ Gregg S. Piontek
Gregg S. Piontek
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Second Amended and Restated Credit Agreement dated November 22, 2011 by and among Newpark Resources, Inc., JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, Wells Fargo, National Association, as Documentation Agent, and lenders who are parties thereto.

99.1	Press Release issued by Newpark Resources, Inc. on November 29, 2011.